EEI International Financial Conference February 16, 2004

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include statements that are intended to be identified in this document by the words "anticipate," "estimate," "expect," "projected," "objective," "outlook," "possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on access to capital; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy's nonregulated businesses compared with Xcel Energy's regulated business; actions by regulators, including the Securities and Exchange commission (SEC) under the Public Utility Holding Company Act of 1935 (PUHCA); risks related to investigations and enforcement actions by state and federal regulators, including the Commodity Futures Trading Commission (CFTC), the SEC and the Federal Regulatory Commission; and the other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy's report on Form 10-K for year 2002. Safe Harbor

Wayne Brunetti Chairman and Chief Executive Officer

4th largest US electric and gas utility - above average growth Electric Gas Revenue $5,438 $1,403 Net Income $479 $99 Plant $16,517 $2,604 Customers 3.3 1.7 Business Segments Millions Generating Plants Denver Colorado Amarillo Texas Minneapolis/St. Paul Minnesota

Xcel Energy Strengths Growing service area Operate utility assets well; outstanding generation Strong environmental record Low rates Fair regulation Forward-looking policy makers Increasing financial strength

Xcel Energy Investment Merits Low risk, integrated utility Simple business model No restructuring planned Constructive regulation Improving credit profile Total return 7 - 9%

Objectives Invest additional capital in utility business with assurance of regulatory recovery Provide competitive returns to shareholders Improve credit ratings

Invest Additional Capital 2004 - 2010 Nuclear steam generator replacement $80 Nuclear vessel head replacement $45 Minnesota Metro Emission Reduction Program $1,000 Core utility capital investment of $900 to $950 million/year Prospective Capital Additions Committed Incremental Capital Additions Minnesota/South Dakota combustion turbines $165 Potential Colorado coal plant $1,000 Dollars in Millions

Power Supply - 2003 Owned 72 > 5 Years 21 1-5 Years 4 <1 Year 3 Energy Contracted Purchases 28% Owned Generation 72% < 1 Yr 3% Coal 51 Nuclear 12 Purchases 24 Other 2 Gas 11 Purchases 24% Other 2% 1- 5 Yrs 4% > 5 Yrs 21% Nuclear 12% Coal 51% Gas 11% Capacity

2002 Generation Production Cost S&P Electric Index Companies Total Production $/MWh KeySpan Energy 14.65 Cinergy Corp. 15.36 Allegheny Energy, Inc. 16.16 Ameren Corp. 16.21 AES Corp., The 17.59 PPL Corp. 18.04 PG&E Corp 19.95 American Electric Power Company Inc 19.98 Duke Energy Corp. 20.71 Pinnacle West Capital Corp. 21.14 Xcel Energy, Inc. 21.39 Southern Company 21.56 Exelon 21.66 CMS Energy Corp. 21.74 FirstEnergy Corporation 22.84 Edison International 22.88 Dominion 22.99 Constellation Energy Group, Inc. 24 DTE Energy Co. 24.73 Progress Energy, Inc. 24.87 TXU Corporation 24.92 CenterPoint Energy Inc. 25 Public Service Enterprise Group, Inc. 25.27 Sempra Energy 25.43 Entergy Corp. 25.51 FPL Group, Inc. 27.38 TECO Energy, Inc. 31.36 Consolidated Edison, Inc. 55.01 Dollars per Mwh Xcel Energy Source: Platts Powerdat $21.39

Fossil Generation * Equivalent Forced Outage Rate Date Actuals 1998 4.8 4.83 1999 4.8 4.77 2000 4.08 2001 3.79 2002 2.83 2003 3.57 * Greater than 100 Mw Percent of Time 4.8 4.8 4.1 3.8 2.8 3.6

Environmental Commitment Meet or exceed all regulatory requirements Support environmental initiatives Promote energy efficiency, emission reduction and natural resource conservation

Sponsored Conservation Programs Prevented emissions of: 2 million tons of CO2 5,200 tons of SO2 4,700 tons of NOX

Renewable Resources >10% of System Peak Load Hydro 1,000 Mw Wind 875 Mw Refuse 66 Mw Wood 46 Mw Solar 40 Kw Total 1,987 Mw Type Capacity * * Owned and purchased

Date Sulfur Dioxide Emission Rate Nitrogen Oxide Emission Rate 1997 5.31 4.05 1998 4.96 3.82 1999 4.83 3.55 2000 4.47 3.4 2001 4.32 3.28 2002 4.31 3.2 2003 * 3.77 2.8 Sulfur Dioxide and Nitrogen Oxide Emission Rates Pounds per Mwh * Preliminary

Regulatory Strategy Conservation and DSM rider Renewable Resource rider Colorado ECA mechanism Denver Metro Emissions rider Minnesota Metro Emissions rider Matching expenditures with cost recovery: Colorado Purchased Capacity rider Transmission (renewable) rider Colorado Resource addition File rate cases when necessary Present Future

Ben Fowke Vice President, CFO and Treasurer Financial Overview

Financial Summary Market Capitalization $7 billion Trading Volume >1.5 million shares daily Institutional Ownership 42% (Excludes 5% Employee Ownership) Bond Ratings Moody's S&P Holding Co. (Unsecured Debt) Baa3 BBB- Operating Utilities (Secured Debt) A3 to Baa1 BBB+

Debt Common Equity Pref Equity Capital Structure 56 43 1 Credit Rating Objectives Holding Company BBB+ to BBB Operating Utility A Range Preferred Equity 1% Debt 56% Common Equity 43% Current Capital Structure

2003 vs 2002 Earnings Income from continuing operations $1.23 $ 1.37 Income/loss from discontinued operations .27 -7.14 $1.50 $-5.77 2003 2002 Dollars per Share Earnings per share - Diluted Net Income from continuing operations (Millions) $510 $528 Shares (Millions) - Diluted 419 385 2003 2002

Provide Competitive Total Return Earnings Growth 2 - 4% per year Dividend Yield 4.3% Total Return 7 - 9%

2004 Earnings Guidance Utility Operations $1.25 - $1.33 Holding Company Finance Cost (0.08) Seren (0.03) Eloigne 0.01 Other Nonregulated Subsidiaries 0.00 - 0.02 Xcel Energy $1.15 - $1.25 EPS Range Dollars per Share

Sources 2004 2005 Cash from Operations >$1,300 >$1,300 Avoided Tax Payment 125 125 Tax Refund - NRG 325 Total Sources >$1,750 >$1,425 Uses Capital Expenditures $1,200 $1,200 Current Dividend Payment Rate 300 300 NRG Settlement 752 Total Uses $2,252 $1,500 Projected Cash Flow Dollars in Millions * Excludes $617 million of cash on hand as of January 23, 2004 *

Avail- Company Facility Drawn able Cash* Liquidity* Xcel Hold Co. $ 400 $ 19 $ 381 $415 $ 796 NSPM 275 74 201 65 266 PSCo 350 1 349 105 454 SPS 100 26 74 32 106 Total $1,125 $120 $1,005 $617 $1,622 Liquidity Dollars in Millions * Reflects balances as of January 23, 2004

Dividend Policy Dividend policy to be addressed Issues to be considered - Cash from operations - Level of utility capital expenditures - Dividend payout ratio - Credit rating implications Potential dividend payout ratio 60 - 75%

Xcel Energy Strengths Growing service area Operate utility assets well; outstanding generation Strong environmental record Low rates Fair regulation Forward-looking policy makers Increasing financial strength

Appendix

Xcel Energy Inc. Regulated Nonregulated Northern States Power Company - Minnesota Northern States Power Company - Wisconsin Public Service Company of Colorado Southwestern Public Service Company Cheyenne Light, Fuel and Power Company Subsidiaries

2004 Earnings Drivers and Assumptions Weather adjusted retail sales growth of 2.2% for electric and 2.4% for gas Recovery of $20 million of Colorado capacity cost increases Short-term wholesale and trading margin down slightly Operating and maintenance expenses flat Depreciation expense up about 2% Interest expense down approximately $15 million Effective tax rate approximately 31% Common stock and equivalents of 425 million shares NRG has no financial impact apart from payments to creditors

Authorized Return Net Equity * on Equity Income NSPM $1,789 11.47% $205 NSPW 417 11.90 50 PSCo 1,980 10.85 215 SPS 797 11.50 92 Total $4,983 $562 Regulated Utility Potential Earnings Dollars in Millions * Equity as of September 30, 2003 Utility EPS at Authorized ROE Levels: $1.32 Common Stock and Equivalents: 425 million shares

Retail Electric Rate* Comparison Central US *EEI typical bills - Winter 2002 Companies $ per MWH Amarillo 4.42 Salt Lake City 5.06 Kansas City 5.73 Denver 5.84 Minneapolis/St Paul 5.85 St Louis 5.92 Des Moines 6.26 Chicago 6.64 Milwaukee 6.67 Phoenix 7.85 Cents per Kwh Amarillo Kansas City Denver Mpls/St. Paul St. Louis Des Moines Chicago Milwaukee Phoenix Salt Lake City 4.42 5.84 5.85

Minnesota Metro Emission Reduction Proposal Coal to gas conversion - High Bridge 272 Mw - Riverside 79 Refurbish - King (coal-fired plant) 60 Total 411 Mw Emission reduction - SO2 36,000 tons/year - NOX 29,000 tons/year Capital expenditures $1 billion 2005-2009 Approved base ROE at 10.86% - adjusted on sliding scale Net Dependable Capacity Increase

Colorado Resource Plan 1,600 Mw of new generation required by 2013 Growing Colorado load requires more base-load generation Resource Plan will explore variety of options Coal generation reduces price volatility 500 - 750 Mw plant at existing site - Potential for multiple owners